Exhibit 99.1

Mid-Con Energy Partners, LP Announces Upcoming Events and Conferences

DALLAS, April 13, 2012 – Mid-Con Energy Partners, LP (NASDAQ: MCEP) (“Mid-Con Energy”) announced today a schedule of upcoming events and conferences.

IPAA OGIS New York Conference

Jeffrey Olmstead, President and Chief Financial Officer, will be presenting at the IPAA OGIS New York Conference on Tuesday April 17, 2012 at 4:35 p.m. EDT (3:35 p.m. CDT).

Interested parties can access the live/archived webcast and corresponding presentation slides at http://www.midconenergypartners.com by clicking on “Events & Presentations” under the Investor Relations section of the website.

NASDAQ Stock Market Closing Bell Ceremony

Members of Mid-Con Energy’s management and board of directors will visit the NASDAQ MarketSite in Times Square on Wednesday, April 18, 2012 to celebrate the completion of its initial public offering in December 2011 and listing on the NASDAQ Global Market.

In honor of the occasion, Randy Olmstead, Chief Executive Officer, will ring the closing bell.

A live webcast of the NASDAQ Closing Bell Ceremony will be available from 3:45 p.m. to 4:00 p.m. EDT (2:45 p.m. to 3:00 p.m. CDT) at http://www.nasdaq.com/about/marketsitetowervideo.asx.

About Mid-Con Energy Partners, LP

Mid-Con Energy is a Delaware limited partnership formed in July 2011 to own, operate, acquire, exploit and develop producing oil and natural gas properties in North America, with a focus on the Mid-Continent region of the United States. Mid-Con Energy’s core areas of operation are located in Southern Oklahoma, Northeastern Oklahoma and parts of Oklahoma and Colorado within the Hugoton Basin.

Forward-Looking Statements

This press release includes “forward-looking statements” — that is, statements related to future, not past, events within meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “estimate,” “intend,” “expect,” “plan,” “project,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled,” or “will” or other similar words. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, you should refer to Mid-Con Energy’s filings with the Securities and Exchange Commission available at http://www.midconenergypartners.com or http://www.sec.gov. Mid-Con Energy undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement and other SEC filings.

These forward–looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our:

•	business strategies;

•	ability to replace the reserves we produce through acquisitions and the development of our properties;

•	oil and natural gas reserves;

•	technology;

•	realized oil and natural gas prices;

•	production volumes;

•	lease operating expenses;

•	general and administrative expenses;

•	future operating results;

•	cash flow and liquidity;

•	availability of production equipment;

•	availability of oil field labor;

•	capital expenditures;

•	availability and terms of capital;

•	marketing of oil and natural gas;

•	general economic conditions;

•	competition in the oil and natural gas industry;

•	effectiveness of risk management activities;

•	environmental liabilities;

•	counterparty credit risk;

•	governmental regulation and taxation;

•	developments in oil producing and natural gas producing countries; and

•	plans, objectives, expectations and intentions.

CONTACT:

Jeff Olmstead

President and Chief Financial Officer

(972) 479-5980

jolmstead@midcon-energy.com

Matthew Lewis

Associate

(972) 479-5984

mlewis@midcon-energy.com